SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (date of earliest event reported) February 29, 1996
                                                        -----------------------


                                  CALGENE, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


               0-14802                               68-0115089
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       (Commission File No.)              (IRS Employer Identification No.)


                       1920 Fifth Street, Davis, CA 95616
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                    (Address of Principal Executive Offices)


                                 (916) 753-6313
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report

ITEM 5:  Other Events

On February 29, 1996, Calgene announced that the Department of Justice had concluded its investigation of the proposed transaction between Calgene and Monsanto Company, and that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act had expired. Calgene mailed proxy statements to shareholders on February 12, and has scheduled the shareholder meeting to approve the Monsanto transaction for Monday, March 25. There are no remaining regulatory approvals required for closing. Subject to shareholder approval, the closing is expected to occur prior to the end of March.



                                    Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  Calgene, Inc.
                                  (Registrant)



Date:    March 5, 1996              /s/ Michael J. Motroni
                                    -------------------------
                                    Michael J. Motroni
                                    Vice President - Finance